THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO RACKSPACE, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                                  RACKSPACE, LTD.

                                WARRANT TO PURCHASE
                               SHARES OF COMMON STOCK

                          March 27, 2000 ("Date of Grant")

       THIS CERTIFIES THAT, for value received, and subject to the provisions and upon the terms and conditions hereinafter set forth, SEQUOIA CAPITAL FRANCHISE PARTNERS (the "Holder") is entitled to subscribe for and purchase, at an exercise price per unit or share (as set forth in Section 1(a) and as adjusted herein, the "Warrant Price"), up to that number of Class C Units (having the rights of a Class C Limited Partner), or shares of fully paid and nonassessable Common Stock (the "Shares") of RACKSPACE, LTD., a Texas limited partnership or its successor corporation ("Rackspace"), as determined by dividing $360,000 by the Warrant Price (the "Warrant Coverage").

       1.     WARRANT PRICE; TERM

              (a)    WARRANT PRICE.  The Warrant Price shall be the greater of
(i) $18.24, or (ii) the price which is at the mid-point of the filing range of Rackspace's Form S-1 filed under the Securities Act of 1933, which is circulated as its preliminary prospectus (the "Mid-point price").

              (b) TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time one (1) year from the Date of Grant; provided that it may not be exercised prior to the time the Mid-point price is determined unless the Mid-point price is not determined within four months of the Date of Grant, in which case the Warrant may be exercised after such four month period whether or not the Mid-point price has been determined. If the Mid-point price has not been determined, the Warrant Price shall be $18.24.

       2.     METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.  Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of Rackspace and by the payment to Rackspace, by wire transfer according to wire transfer instructions provided by Rackspace, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The entity or entities in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the units or shares represented thereby (and such units or shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the units or shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty day period.

       3. STOCK FULLY PAID. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

       4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) RECLASSIFICATION OR MERGER. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of Rackspace with or into another corporation (other than a merger with another corporation in which Rackspace is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of Rackspace, or such successor or purchasing corporation, as the case may be, or its parent corporation, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers, consolidations, transfers, amendments and waivers.

              (b) SUBDIVISION OR COMBINATION OF SHARES. If Rackspace at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding Shares, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

              (c) STOCK DIVIDENDS AND OTHER DISTRIBUTIONS/CAPITAL ACCOUNT UPON EXERCISE OF OPTION. In case Rackspace shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of Rackspace or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of Rackspace to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.
Units issued upon exercise of the Warrant shall be issued with a capital account (provided that Rackspace upon such exercise is a partnership or other entity for which capital accounts are maintained in respect of units of ownership) which shall bear the same ratio to the total capital accounts in Rackspace as the number of such Units issued upon exercise bear to the aggregate units of ownership in the Company then outstanding.

              (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

              (e) CONVERSION OF SHARES. In the event that all of the authorized and outstanding Shares are redeemed or converted or reclassified into other securities or property pursuant to Rackspace's charter documents or otherwise, or the Shares otherwise cease to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Shares are so redeemed or converted, reclassified or cease to exist (the "Termination Date"), shall receive, in lieu of the number of Shares that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Shares received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Warrant Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Warrant Price of the maximum number of Shares for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of Shares for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

       5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, Rackspace shall make a certificate signed by its chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

       6. FRACTIONAL SHARES. No fractional Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares Rackspace shall make a cash payment therefor based on the fair market value of the Shares on the date of exercise as reasonably determined in good faith by Rackspace's Board of Directors.

       7.     COMPLIANCE WITH SECURITIES ACT: DISPOSITION OF WARRANT OR SHARES.

              (a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). If at the time of any transfer or exercise of this Warrant or any of the Shares, such securities have not been registered under the Act and are not eligible for sale without registration under Rule 144 of the Act, Rackspace may require as a condition of allowing such transfer or exercise, that the holder of such securities furnish to Rackspace such information as is reasonably necessary to establish that such transfer and exercise may be made without registration under the Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

       "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO RACKSPACE, THAT SUCH REGISTRATIONS ARE NOT REQUIRED OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. IN ADDITION, NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

              (b) DISPOSITION OF WARRANT OR SHARES. Subject to the provisions of this Section 7, this Warrant may be assigned or transferred in whole or in part by the holder hereof. With respect to any proposed offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to seek and obtain the written permission of Rackspace prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by Rackspace, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion, if so requested, Rackspace, as promptly as practicable, shall notify such holder whether or not such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to Rackspace. Any offer, sale or other disposition of this Warrant (or any Shares acquired pursuant to the exercise of this Warrant) without the prior written consent of Rackspace pursuant to this
Section 7(b) shall be null and void and of no effect.

       8. RIGHTS AS STOCKHOLDERS; INFORMATION. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of Rackspace which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a partner or stockholder of Rackspace or any right to vote for the election of directors or upon any matter submitted to stockholders or partners at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

       9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

       10. NOTICES. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or Rackspace shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of Rackspace or to Rackspace at the address indicated therefor on the signature page of this Warrant.

       11. BINDING EFFECT ON SUCCESSORS. Until the issuance of any new warrant required to be issued under Section 4(a), this Warrant shall be binding upon any corporation that issues securities in exchange for securities of the class issuable upon exercise of this Warrant in connection with any merger, consolidation or acquisition of all or substantially all of Rackspace's assets, and all of the obligations of Rackspace relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of Rackspace shall inure to the benefit of the successors and assigns of the holder hereof. Rackspace will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at Rackspace's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of Rackspace to the holder hereof in respect of such rights.

       12. LOST WARRANTS OR STOCK CERTIFICATES. Rackspace covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to Rackspace of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to Rackspace, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, Rackspace will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

       13. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

       14. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Texas without regard to its conflicts of laws principles.

       15. SURVIVAL. All agreements of Rackspace and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

       16. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by Rackspace), or Rackspace (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

       17. ACCEPTANCE. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

       18. NO IMPAIRMENT OF RIGHTS. Rackspace will not, by amendment of its charter documents through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, Rackspace (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that Rackspace may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

       19. SEVERABILITY. If any term, provision, covenant, or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

       20.    NOTICES OF RECORD DATE.  In case:

              (a) Rackspace shall take a record of the holders of its securities, for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

              (b) of any consolidation or merger of Rackspace with or into another corporation, any capital reorganization of Rackspace, any reclassification of the capital stock of Rackspace, or any conveyance of all or substantially all of the assets of Rackspace to another corporation in which holders of Rackspace's stock are to receive stock, securities or property of another corporation; or

              (c) of any voluntary dissolution, liquidation or winding-up of Rackspace; or

              (d) of any redemption or conversion of all outstanding securities.

Then, and in each such case, Rackspace will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Rackspace's shares or units (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares or units (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least seven (7) days prior to the date therein specified.

                                   RACKSPACE, LTD.

                                   By:  Macroweb, LC, its general partner

                                   By: /s/ Graham M. Weston
                                       --------------------------------
                                             Graham Weston, CEO

ACKNOWLEDGED AND AGREED:

SEQUOIA CAPITAL FRANCHISE PARTNERS

/s/ illegible
----------------------------------
Signature

Sequoia Capital Franchise Partners
----------------------------------
Name of Holder

                                     EXHIBIT A

                                 NOTICE OF EXERCISE

To:    RACKSPACE, LTD.

       1.     The undersigned hereby elects to purchase                units or
shares of ________________ of RACKSPACE, LTD. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

       2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                           -----------------------------
                                       (Name)


                           -----------------------------

                           -----------------------------
                                     (Address)

       3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                                                 ------------------------------
                                                 Signature

                                                 ------------------------------
                                                 Date

SCHEDULE 1

INVESTMENT REPRESENTATION STATEMENT

Purchaser:
              -----------------------------------

Rackspace:    RACKSPACE, LTD. ("Rackspace")

Security:
              -----------------------------------
Amount:
              -----------------------------------

Date:
              -----------------------------------

       In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to Rackspace as follows:

       (a) The Purchaser is aware of Rackspace's business affairs and financial condition, and has acquired sufficient information about Rackspace to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

       (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

       (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that Rackspace is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

       (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about Rackspace, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

       (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, Rackspace may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

       (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                          Purchaser:



                                          Date:
                                                 ---------------, ----


                                         -2-